Defined Asset Funds®

Quantitative Research
2000 Series
C

United Kingdom Portfolio

Merrill Lynch

International equity markets can offer attractive growth potential and help you diversify your portfolio. Selecting investments for your portfolio can be complicated. Defined Asset Funds® has a disciplined strategy that may help...

United Kingdom Portfolio

Defined Asset Funds—
Our Philosophy

At Defined Asset Funds, we believe that knowledge and discipline are essential to sound investment planning. For this reason, our unit investment trusts provide the information to help you invest appropriately, and the discipline to help you stay on course.

We've found that diversity and drive can be key to uncovering compelling investments. To this end, our experienced team of research analysts and securities traders searches Wall Street and beyond, creating portfolios for strong potential. Our equity funds seek to capitalize on vibrant economic sectors, innovative quantitative strategies and thorough fundamental analysis. Our fixed-income funds offer the regular income and stability to help balance and diversify your investment assets.

At Defined Asset Funds, we set the foundation for each of our portfolios in this way, because we have a very important goal in mind—yours.

The Strategy

The United Kingdom Portfolio seeks total return by holding the ten highest dividend-yielding stocks of the Financial Times Industrial Ordinary Share Index* (FT Index) for about one year.

The Universe

The FT Index consists of 30 common stocks chosen by the editors of The Financial Times (London) as representative of British industry and commerce. The companies are major players in their industries, and their stocks are widely held by individual and institutional investors.

Dividend Yield

The Portfolio looks for potential values in the equity market by investing in established companies whose prices may be depressed. It consists of approximately equal dollar amounts of the ten FT Index stocks with the highest dividend yields, selected shortly before the offering. A higher yield may indicate that a stock is out of favor. As the prices of a stock declines, the dividend yield often increases, indicating a possible buying opportunity.

New Portfolio Annually

The Portfolio will hold its stocks for about one year. At the end of that period, we intend to reapply the strategy to select a new Portfolio of the ten highest dividend-yielding stocks at that time. This annual process allows the Strategy to capitalize on new opportunities in the marketplace. Although this is a one year investment, we recommend you stay with this Strategy for at least three to five years for potentially more consistent results.

Discipline

Using dividend yield as the selection criteria eliminates emotion from the investment decision-making process. This disciplined contrarian approach to investing selects established stocks that others might be selling. It also eliminates the need to make buy and sell decisions on individual stocks.

Tax Efficiency

By holding this Portfolio for more than one year, individuals may be eligible for favorable federal tax rates on net long-term capital gainst (currently no more than 20%). On rollovers to future Portfolios, if available, certain investors may defer recognition of gains and losses on stocks that are transferred to the new Portfolio.

Past Performance of Prior Select Ten International United Kingdom Portfolios
Past performance is no guarantee of future results.
Series From Inception Through 9/30/00 (including annual rollovers)			Most Recently Completed Portfolio

Series	Inception Date	Return	Period	Return
B	6/21/93	3.71%	6/7/99 - 7/7/00	-16.55%
C	9/28/93	4.65	9/28/98 - 10/29/99	19.62
A	1/5/94	3.55	2/4/99-3/10/00	-6.20
3	7/22/96	4.76	8/9/99-9/8/00	-31.22
5	11/1/96	3.79	11/16/98-12/17/99	14.84
1	2/25/97	5.84	3/8/99-4/7/00	-1.33

The chart above shows average annual total returns which represent price changes plus dividends reinvested, divided by the initial public offering price, and reflect deduction of maximum sales charges and expenses. Returns for Series From Inception differ from Most Recently Completed Portfolio because the former figures reflect different performance periods and a reduced sales charge on annual rollovers.

* The publisher of the Financial Times Index has not participated in any way in the creation of this Portfolio or in the selection of its stocks, nor approved any information included in this brochure.

Select Ten International United Kingdom Portfolio Series 2000 C†
	Name of Issuer	Current Dividend Yield‡
1.	Tate & Lyle PLC	9.11%
2.	Imperial Chemical Industries PLC	8.53
3.	British Airways PLC	6.13
4.	Royal & Sun Alliance Insurance Group PLC	5.62
5.	Invensys PLC	5.62
6.	Peninsular and Oriental Steam Navigation Company	5.46
7.	Boots Company PLC	4.90
8.	Marks & Spencer PLC	4.77
9.	Scottish Power PLC	4.74
10.	Lloyds TSB Group PLC	4.47
The Portfolio does not reflect the research opinions or any buy or sell recommendations of any of the Sponsors.
Hypothetical Past Performance of the Strategy (not any Portfolio) 20-Year Annual Total Returns
Strategy returns are net of sales charges and expenses.§

Year	Strategy§	FT INDEX	Year	Strategy§	FT INDEX
1980	27.25	31.77	1991	14.56	14.65
1981	-8.70	-5.30	1992	2.09	-2.33
1982	42.32	0.42	1993	35.96	18.40
1983	40.35	21.94	1994	3.32	1.89
1984	3.33	2.15	1995	8.76	17.63
1985	77.20	54.74	1996	12.27	20.05
1986	31.09	24.36	1997	10.03	16.98
1987	46.45	38.99	1998	21.58	10.81
1988	9.31	6.74	1999	24.50	15.77
1989	26.87	22.80	6/30/00	-8.22	-16.70
1990	7.14	10.29	Average	18.40%	13.14%
Since the stocks in the portfolio were chosen solely by applying the Strategy, we analyzed the Strategy to see how it could have performed. Past performance of the Strategy is no guarantee of future results of any Portfolio. The Strategy (with Portfolio sales charges and expenses deducted) would have underperformed the FT Index in 7 of the last 20 years. There can be no assurance that any Portfolio will outperform the Index.

Portfolio results of this value-oriented Strategy may differ from the FT Index for various reasons. For example, FT Index performance may be driven by stocks not held in the Portfolio, such as growth stocks.

Returns shown represent price changes plus dividends reinvested at year ends, divided by the initial public offering price and do not reflect deduction of any commissions or taxes. Changes in the exchange rate of the pound sterling relative to the U.S. dollar affected these figures significantly in certain years. These changes ranged from -20% in 1984 to +27% in 1987, and averaged -0.67% over the last 20 years.

Portfolio performance will differ from the Strategy because Portfolios are established and liquidated at different times during the year, they normally purchase and sell stocks at prices and currency exchange rates different from those used in determining Portfolio unit price, they are not fully invested at all times, stocks may not be weighted equally and Strategy returns do not reflect deduction of commissions.

†	Initial date of deposit October 11, 2000.
‡	Current dividend yield for each security was calculated by annualizing the last monthly, quarterly or semi-annual ordinary dividend declared on that security and dividing the result by its market value as of the close of trading on October 11, 2000. There can be no assurance that future dividends, if any, will be maintained at the indicated rates.
§	Net of Portfolio sales charges (2.50% for the first year, 1.50% for each subsequent year), creation and development fee and estimated expenses.

Financial Times Index
The FT Index is an unweighted
average of the share prices of
these companies:

Allied Domecq
BG
BOC Group
BP Amoco
Blue Circle Industries
Boots Company
BAE Systems
British Airways
British Telecommunications
Cadbury Schweppes
Diageo
EMI Group
GKN
Glaxo Wellcome
Granada Compass
Imperial Chemical Industries
Invensys
Lloyds TSB Group
Marconi Corporation
Marks & Spencer
P & O Steam Navigation
Prudential Corporation
Reuters Group
Royal & Sun Insurance Group
Royal Bank of Scotland Group
Scottish Power
Smithkline Beecham
Tate & Lyle
Tesco
Vodafone Airtouch

QUANTITIVE RESEARCH & INDEX
Institutional Holdings Portfolio
S&P Market Cap Plus Portfolio
S&P 500 Trust
S&P MidCap Trust
Select S&P Industrial Portfolio
Select Growth Portfolio
Select Large-Cap Growth Portfolio
Select Ten Portfolio (DJIA)
Standard & Poor's Industry Turnaround Portfolio
Standard & Poor's Intrinsic Value Portfolio
United Kingdom Portfolio (Financial Times Index)

SECTOR
Biotechnology Portfolio
Broadband Portfolio
Energy Portfolio
Financial Services Portfolio
Health Care Trust
Internet Portfolio
Media Portfolio
Real Estate Income Fund
Tele-Global Trust
Utility Portfolio

FUNDAMENTAL RESEARCH
Baby Boom Economy PortfoliosSM
Earnings Growth Consistency Portfolio
European Growth Portfolio
Premier American Portfolio
Premier World Portfolio
Western Premier Portfolio

FIXED INCOME
Corporate Funds
Government Funds
Municipal Funds

Defining Your Risks Please keep in mind the following factors when considering this investment. Your financial professional will be happy to answer any questions you may have.

  This Portfolio should not be considered a complete investment program and may be considered speculative.
  This Portfolio may not be appropriate for investors seeking either capital preservation or high current income, nor would it be suitable for investors unable or unwilling to assume the increased risks of higher price volatility and currency fluctuations associated with international equity investing.
  There can be no assurance that this Portfolio will meet its objective, that dividend rates will be maintained, that stock or unit prices or currency exchange rates will not decline or that this Portfolio will outperform the Index.
  The value of your investment will change with the prices of the underlying stocks and currency exchange rates. The prices of United Kingdom stocks fluctuate widely.
  These stocks may have higher yields because they or their industries are experiencing financial difficulties or are out of favor. There can be no assurance that the market factors which caused these relatively low prices will change.

Taxes
U.S. investors will include in income their share of dividends, grossed up for certain taxes paid by U.K. issuers; however, they may not be able to obtain refunds for such taxes.

Generally, dividends and any net capital gains will be subject to tax each year, whether or not reinvested. Please consult your tax advisor concerning state and local taxation.

Defining Your Costs You will pay an initial sales charge of about 1% the first time you buy. In addition, you'll pay a deferred sales charge of $15.00 per 1,000 units, about 1.50%.
	As a % of Public Offering Price	Amount Per 1,000 Units

Initial Sales Charge	1.00%	$10.00
Deferred Sales Charge	1.50%	$15.00

Maximum Sales Charge	2.50%	$25.00

Creation and Development Fee (as a % of net assets)	0.250%	$2.48

Estimated Annual Expenses (as a % of net assets)	0.342%	$3.38

Estimated Organization Costs		$1.62

If you sell your units before the termination date, the remaining balance of your deferred sales charge will be deducted, along with the estimated costs of selling Portfolio securities, from the proceeds you receive. If you roll over to a successor Portfolio, if available, the initial sales charge on that Portfolio will be waived. You will only pay the deferred sales charge.

Volume Purchase Discounts

For larger purchases, the overall sales charges are reduced to put more of your investment dollars to work for you.

If You Invest:	Your Maximum Sales Charge (as a % of your investment) Will Be:

Less than $50,000	2.50%
$50,000 to $99,999	2.25
$100,000 to $249,999	1.75
$250,000 to $999,999	1.50
$1,000,000 or more	0.75

Diversify with the United Kingdom Today!

You can get started with $250.Call your financial professional to learn how the United Kingdom Portfolio may help to meet your personal investment goals and how it may be appropriate for your IRA account. You may request a free prospectus containing more complete information, including sales charges, expenses and the special consideratons associated with the risks of international investing including currency risk. You may also download a prospectus from our Web site address listed above. Please read it carefully before you invest or send money.

The information in this brochure is not complete and may be changed. We may not sell the securities of the next Portfolio until the registration statement filed with the Securities and Exchange Commission is effective. This brochure is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where their offer or sale is not permitted.

Printed on Recycled Paper	11341BR-10/00
© 2000 Merrill Lynch, Pierce, Fenner & Smith Incorporated. Member SIPC. Defined Asset Funds is a registered service mark of Merrill Lynch & Co., Inc.